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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 2, 2003 relating to the financial statements that appear in PPT Vision, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 2003.

/s/ VIRCHOW, KRAUSE & COMPANY, LLP

Minneapolis, Minnesota
June 14, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM